U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 22, 2013

OCTAGON 88 RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-53560	26-2793743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Hochwachtstrasse 4 Steinhausen CH.	6312
(Address of principal executive offices)	(Zip Code)
Tel: (+41) 79 237 62 18
(Issuer's Telephone Number)

Zeglistrasse 30, Englberg, Switzerland
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Event

On April 22, 2013, the Company announced that it has now received the AGAT laboratories final analysis report from CEC North Star Energy Ltd. providing analysis data from the core samples taken from the Bluesky Gething coring operations carried out in March 2013.   A copy of the press release and a copy of the full report prepared by AGAT Laboratories  are appended as exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit
99.1	Press Release disseminated April 22, 2013
99.2	AGAT Laboratories Final Core Analysis Report dated April, 2013 prepared for CEC NorthStar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Octagon 88 Resources, Inc.

Date: April 22, 2013	By:	/s/ Guido Hilekes
	Name:	Guido Hilekes
	Title:	President